UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 6, 2007
Origen Financial, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50721	20-0145649

State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

27777 Franklin Road, Suite 1700, Southfield, Michigan	48034

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 746-7000

(Former name or former address, if changed since last report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release, dated August 6, 2007

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On August 6, 2007, Origen Financial, Inc. issued a press release reporting earnings and other financial results for the fiscal quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1. This section and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the U.S. Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits:

Exhibit No.	Description	Furnished Herewith

99.1	Text of Press Release, dated August 6, 2007	X

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2007	Origen Financial, Inc.
	By:	/s/ W. Anderson Geater, Jr.
W. Anderson Geater, Jr., Chief Financial Officer

ORIGEN FINANCIAL, INC.
EXHIBIT INDEX

Exhibit No.	Description	Furnished Herewith

99.1	Text of Press Release, dated August 6, 2007	X